                                                                    EXHIBIT 10.1

                           AMENDMENT NUMBER FOUR TO
               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

          THIS AMENDMENT NUMBER FOUR TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated as of August 9, 2000, is entered into among EMERGENT INFORMATION TECHNOLOGIES, INC., a California corporation formerly known as SM&A Corporation (the "Borrower"), the Lenders, and MELLON BANK, N.A., as agent for the Lenders, (in such capacity, the "Agent"), and WELLS FARGO BANK, N.A., as co-agent for the Lenders (in such capacity, "Co-Agent") in light of the following:

          WHEREAS, Borrower, Lenders, Agent, and Co-Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of June 7, 1999 (as amended by that certain Amendment Number One to Amended and Restated Credit and Security Agreement, dated as of August 20, 1999, by that certain Amendment Number One to Amended and Restated Credit and Security Agreement, dated as of April 10, 2000, by that certain Amendment Number Three to Amended and Restated Credit Agreement, dated as of May 4, 2000, and as otherwise amended, modified, supplemented, renewed, extended, or restated from time to time, including without limitation, by this Amendment, the "Agreement");

          WHEREAS, Borrower has advised Agent and Co-Agent that (a) Borrower has failed to comply with Section 6.2(b) of the Agreement, by permitting the ratio
                      --------------
of Indebtedness as of June 30, 2000 to EBITDA for the period of 4 consecutive fiscal quarters ending on such date be greater than 6.00:1.00, and (b) Borrower has failed to comply with Section 6.2(c) of the Agreement, by permitting the
                          --------------
Fixed Charge Coverage Ratio as of June 30, 2000 for the period of 4 consecutive fiscal quarters then ending to be less than 1.25:1.00 (collectively, the "Non-Compliance Items"); and

          WHEREAS, Borrower has requested that Agent, Co-Agent, and the Lenders waive any Events of Default occasioned solely by Borrower's failure to comply with the Non-Compliance Items and to amend the Agreement as set forth herein; and

          WHEREAS, Agent, Co-Agent, and the Lenders are willing to so waive any such Events of Default and to amend the Agreement, in each case, in accordance with the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Defined Terms.  Initially capitalized terms used herein have the
              -------------
meanings defined in the Agreement unless otherwise defined herein.

          2.  Amendments to Agreement.
              -----------------------

              (a)  Section 1.1 of the Agreement hereby is amended by adding or
                   -----------
     modifying, as the case may be, the following definitions:

              "Amendment Number Four":  That certain Amendment Number Four to
               ---------------------
          Amended and Restated Credit and Security Agreement dated as of August 9, 2000, among Borrower, Lenders, Co-Agent and Agent, including any attachments thereto.

              "Expected Federal Tax Refund":  The refund of federal income
               ---------------------------
          taxes paid by Borrower, in the amount of approximately $2,200,000, which Borrower has advised Agent and Co-Agent Borrower reasonably expects to receive within 45 days after the date of Amendment Four.

              "Expected State Tax Refund":  The refund of state income taxes
               -------------------------
          paid by Borrower, in the amount of approximately $800,000, which Borrower has advised Agent and Co-Agent Borrower reasonably expects to receive on or before December 31, 2000.

              "Maturity Date":  July 2, 2001.
               -------------

              "Projections":  Borrower's forecasted (a) balance sheets, (b)
               -----------
          profit and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

              (b) Section 2.1(b)(i) of the Agreement hereby is amended and restated in its entirety to read as follows:

              (i) (A) The Revolving Commitment shall be permanently reduced on each date set forth below by the `Reduction Amount' Corresponding thereto:

-------------------------------------------------------------------------------
Date                                                           Reduction Amount
-------------------------------------------------------------------------------
As soon as practicable (and in any event within 3                  $5,000,000
 Business Days) after the date of Amendment Number Four
-------------------------------------------------------------------------------
Earlier of (a) the date on which Borrower receives the             $2,200,000
 Expected Federal Tax Refund, and (b) the date that is
 45 days after the date of

-------------------------------------------------------------------------------
Amendment Number Four
-------------------------------------------------------------------------------
Earlier of (a) the date on which Borrower receives the             $  800,000
 Expected State Tax Refund, and (b) December 31, 2000
-------------------------------------------------------------------------------
Earlier of (a) the date on which Steven Myers, an                  $1,000,000
 individual, repays his obligation to Borrower in the
 approximate amount of $1,368,000, and (b) September 30,
 2000
-------------------------------------------------------------------------------
December 31, 2000                                                  $5,000,000
-------------------------------------------------------------------------------


     Upon the effectiveness of each such reduction in the Revolving Commitment,
  (A) to the extent that the aggregate outstanding Obligations exceeds the Revolving Commitment, the amount of such excess shall be immediately due and payable, without notice, in accordance with Section 2.5(a), and (B) each
                                              --------------
Lender's Commitment shall be reduced ratably.

     (c)  Section 6.1(a) of the Agreement hereby is amended by (i) deleting the
          --------------
final "and" in clause (iii) of such section, (ii) re-designating clause (iv) of
               ------------                                      -----------
such section as clause (v), and (iii) inserting the following as a new clause
                ----------                                             ------
(iv) to such section:
----

     (iv) as soon as available, but in any event within 30 days after the end of each month through November 2000, Projections for the period from the date of such Projections through December 31, 2000; and

  3.  Waiver.  Anything in the Agreement to the contrary notwithstanding, Agent,
      ------
Co-Agent, and the Lenders hereby waive any Event of Default occasioned solely by Borrower's failure to comply with the Non-Compliance Items.

  4.  Representations and Warranties.  Borrower represents and warrants to the
      ------------------------------
Lender Group as follows:

      (a) the execution, delivery, and performance by Borrower of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require by the Borrower any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable,

      (b) the Agreement, as amended by this Amendment, constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim, or offset,

      (c) Borrower, (i) is entitled to a refund of federal income taxes paid by Borrower in the amount of approximately $2,200,000 (the "Expected Federal Tax Refund"), and a refund of state income taxes paid by Borrower in the amount of approximately $800,000 (the "Expected State Tax Refund"), (ii) reasonably believes that it shall receive the Expected Federal Tax Refund within 45 days after the date hereof and the Expected State Tax Refund on or before December 31, 2000, and (iii) has filed, or will hereafter file, with the United States Internal Revenue Service and the appropriate state agencies, as applicable, all tax returns and other documents necessary to enable Borrower to receive the Expected Federal Tax Refund and the Expected State Tax Refund on or before the dates set forth in clause (ii);
                   -----------

     (d) the representations and warranties of the Borrower in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and (d) to the Borrower's actual knowledge, no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Borrower or the Lender Group.

5.  Amendment Fee.  Borrower hereby agrees to pay to Agent, for the ratable
    -------------
benefit of the Lenders, an amendment fee of $135,000, which amendment fee Borrower hereby irrevocably authorizes and directs Lender to charge to Borrower's Loan Account.

6.  Conditions Subsequent.  As conditions subsequent to the effectiveness of
    ---------------------
this Amendment, Borrower shall perform or cause to be performed each of the following (the failure of Borrower to so perform or causing to be performed constituting an Event of Default):

    (a) On or before September 30, 2000, cause Steven Myers, an individual, to repay in full his obligations to the Borrower, which obligations, as of the date hereof, are in the amount of approximately $1,368,000;

    (b) Promptly upon receipt of the Expected Federal Tax Refund, remit to Agent, for the benefit of the Lenders, $2,200,000, which amount shall be applied to the outstanding Obligations in accordance with the terms of the Agreement; and

    (c) Promptly upon receipt of the Expected State Tax Refund, remit to Agent, for the benefit of the Lenders, $800,000, which amount shall be applied to the outstanding Obligations in accordance with the terms of the Agreement.

     7.  Effect on Agreement.  The waivers, consents, and modifications herein
         -------------------
are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement (as each may from time to time be amended), and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of the Lenders, Agent, or Co-Agent, nor as a consent to any further or other matter, under the Loan Documents. Except as herein expressly amended or modified by this Amendment, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references therein to the Agreement shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement.

     8.  Entire Agreement.  This Amendment, together with the Agreement and the
         ----------------
other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in writing executed by both of the parties hereto.

     9.  Severability.  If any term or provision of this Amendment shall be
         ------------
deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Agreement, respectively.

    10.  Counterpart; Telefacsimile Execution.  This Amendment may be executed
         ------------------------------------
in any number of counterparts and by separate parties on different counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                 [Remainder of page left intentionally blank.]

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

          IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth of above.

                                         BORROWER:
                                         --------
                                         EMERGENT INFORMATION
                                         TECHNOLOGIES, INC.



                                         By:     /s/ Michael Piraino
                                            ----------------------------
                                            Name:   Michael Piraino
                                            Title:  President and CEO

                                         AGENT:
                                         -----
                                         MELLON BANK, N.A., as Agent



                                         By:        /s/ Abdi Rais
                                            ----------------------------
                                         Name:   Abdi Rais
                                         Title:  First Vice President

                                         CO-AGENT:
                                         --------
                                         WELLS FARGO BANK, N.A., as Co-Agent



                                         By:     /s/ Richard LaPoint
                                            ----------------------------
                                         Name:   Richard LaPoint
                                         Title:  Vice President

                                         LENDERS:
                                         -------
                                         MELLON BANK, N.A.



                                         By: /s/ ABDI RAIS
                                            ----------------------------
                                         Name:   Abdi Rais
                                         Title:  First Vice President

                                         WELLS FARGO BANK, N.A.



                                         By: /s/ RICHARD LAPOINT
                                            ----------------------------
                                         Name:   Richard LaPoint
                                         Title:  Vice President

                                         IMPERIAL BANK



                                         By: /s/ JAMIE HARNEY
                                            ----------------------------
                                         Name:   Jamie Harney
                                         Title:  Vice President

                                       7